SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2004



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


        Wisconsin                     1-11288                39-0168610
(State or other jurisdiction      (Commission File        (I.R.S. Employer
     of incorporation)                 Number)             Identification No.)




                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160





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Item 5. Other Events and Regulation FD Disclosure.

On August 11, 2004, the Company announced the completion of the tender offer and consent solicitation relating to its 13% Senior Subordinated Notes due 2009. A copy of the press release announcing the completion of the tender offer and consent solicitation related to its 13% Senior Subordinated Notes due 2009 is attached as Exhibit 99.1 to this report on Form 8-K.


Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1 Press release issued by Actuant Corporation on August 11, 2004 announcing the completion of the tender offer and consent solicitation related to its 13% Senior Subordinated Notes due 2009.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             ACTUANT CORPORATION
                                                (Registrant)


         Date:  August 11, 2004              By:  /s/ Andrew G. Lampereur
                                                --------------------------------
                                             Andrew G. Lampereur
                                             Executive Vice President and
                                             Chief Financial Officer



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